Exhibit 10.26
FIRST AMENDMENT
TO
JBIC LOAN AGREEMENT
among
SOCIEDAD MINERA CERRO VERDE, S.A.A.,
JAPAN BANK FOR INTERNATIONAL COOPERATION,
and
SUMITOMO MITSUI BANKING CORPORATION,
as JBIC Agent
Dated as of December 19, 2005

FIRST AMENDMENT TO JBIC LOAN AGREEMENT
This FIRST AMENDMENT TO JBIC LOAN AGREEMENT (“First Amendment”), dated as of December 19, 2005, is made and entered among SOCIEDAD MINERA CERRO VERDE, S.A.A., a Peruvian sociedad anónima abierta listed on the Lima Stock Exchange and organized under the laws of Peru (the “Borrower”), JAPAN BANK FOR INTERNATIONAL COOPERATION (“JBIC”), and SUMITOMO MITSUI BANKING CORPORATION, in its capacity as JBIC Agent (the “JBIC Agent”, and collectively with JBIC and the Borrower, the “Parties”).
RECITALS
     A. The Parties have previously entered into a JBIC Loan Agreement (the “JBIC Loan Agreement”), dated as of September 30, 2005; and
     B. The Parties wish to amend certain provisions of the JBIC Loan Agreement.
     NOW THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
     1. Annex D to the JBIC Loan Agreement is hereby deleted in its entirety and replaced with the provisions attached hereto as Schedule 1.
     2. Except as set forth above in this First Amendment, the JBIC Loan Agreement shall continue in effect in accordance with its terms.
     3. Article XIII of the JBIC Loan Agreement is incorporated herein by reference.
     4. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed.

SOCIEDAD MINERA CERRO VERDE S.A.A.

By:	/s/ Christian Moran Name: Christian Moran
Title: Attorney in Fact

JAPAN BANK FOR INTERNATIONAL COOPERATION

By:	/s/ Akira Ogawa Name: Akira Ogawa
Title: Director General

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ F. Kusakabe Name: F. Kusakabe
Title: Senior Vice President, Head of Credit
Control & Administration, Group Structured
Finance Dept.

SCHEDULE 1
Annex D
Environmental Monitoring Form
(JBIC Loan to Cerro Verde)
Date :

To:	Japan Bank for International Cooperation 4-1, Ohtemachi 1-chome Chiyoda-ku, Tokyo 100-8144, Japan Attn: Director General Energy and Natural Resources Finance Department

Dear Sirs:
As required by Section 9.01(b) of the JBIC Loan Agreement dated September 30th, 2005 between Japan Bank for International Cooperation, as Lender, Sociedad Minera Cerro Verde S.A.A., as Borrower, and Sumitomo Mitsui Banking Corporation, as JBIC Agent (JBIC Loan to Cerro Verde), please find enclosed the environmental monitoring form prepared by the Borrower for the year ended on December 31, [____].

In addition, except as disclosed below, we hereby certify that, as of the date hereof, the Borrower is not aware of any violation of the JBIC Environmental Guidelines.

Yours faithfully,

D-1

ENVIRONMENTAL MONITORING FORM
(Page 1 of 2)
1. Water Quality (Surface Water; Río Chili, Water Intake Point)

				Referred	Remarks
		Measured Value	Measured Value	Standards/Criteria	(Frequency,
ITEM	Unit	(Average)	(Maximum)	(if any)	Method, etc.)

pH	—
EC	µS/cm
Temperature	°C
Acidity	mg/L				(CaCO3)
Alkalinity	mg/L
TDS	mg/L
TSS	mg/L
2. Water Quality (Groundwater; Downstream of waste rock dump place)

				Referred	Remarks
		Measured Value	Measured Value	Standards/Criteria	(Frequency,
ITEM	Unit	(Average)	(Maximum)	(if any)	Method, etc.)

Water Level
pH	—
DO	mg/L
EC	µS/cm
Temperature	°C
Acidity	mg/L				(CaCO3)
Alkalinity	mg/L
TDS	mg/L
TSS	mg/L
Al	mg/L
As	mg/L
Co	mg/L
Cu	mg/L
Fe	mg/L
Mg	mg/L
Zn	mg/L
Pb	mg/L
Sulfates	mg/L

ENVIRONMENTAL MONITORING FORM
(page 2 of 2)
3. Water Quality (Groundwater; Downstream of tailings dam)

				Referred	Remarks
		Measured Value	Measured Value	Standards/Criteria	(Frequency,
ITEM	Unit	(Average)	(Maximum)	(if any)	Method, etc.)

Water Level
pH	—
DO	mg/L
EC	µS/cm
Temperature	°C
Acidity	mg/L				(CaCO3)
Alkalinity	mg/L
TDS	mg/L
TSS	mg/L
Al	mg/L
As	mg/L
Co	mg/L
Cu	mg/L
Fe	mg/L
Mg	mg/L
Zn	mg/L
Pb	mg/L
Sulfates	mg/L